UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 14, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

        0-25121                                         41-1597886
(Commission File No.)                          (IRS Employer Identification No.)

              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
              (Registrant's telephone number, including area code)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 14, 2003, Select Comfort Corporation issued a press release announcing results for the third quarter ended September 27, 2003 and offering fourth quarter and 2004 guidance. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the attached press release, is being furnished, and not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or into any report or other filing under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SELECT COMFORT CORPORATION
                                  (Registrant)


Dated:  October 14, 2003          By:    /s/ Mark A. Kimball
                                     ----------------------------------------

                                  Title: Senior Vice President
                                        -------------------------------------



                                INDEX TO EXHIBITS

The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.           Description of Exhibit
-----------           ----------------------
99.1                  Press Release, dated October 14, 2003


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